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Exhibit 99.1

LETTER OF TRANSMITTAL

USA INTERACTIVE

OFFER TO EXCHANGE ALL OF ITS OUTSTANDING
7% SENIOR NOTES DUE 2013
FOR UP TO $750,000,000 AGGREGATE PRINCIPAL AMOUNT OF
ITS 7% SENIOR NOTES DUE 2013
PURSUANT TO THE PROSPECTUS DATED [    •    ], 2003

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
AT 5:00 P.M., NEW YORK CITY TIME, ON [    •    ], 2003,
UNLESS EXTENDED (THE "EXPIRATION DATE").

The Exchange Agent for the Exchange Offer is:
JPMORGAN CHASE BANK

By Registered or Certified Mail,
or Overnight Delivery After
4:30 p.m. on the Expiration Date:
JPMorgan Chase Bank
ITS Bond Events
2001 Bryan Street,
9th Floor
Dallas, TX 75021
Attention: Frank Ivins

For Information Call:
(212) 623-6794	By Regular Mail
(REGISTERED OR CERTIFIED
MAIL RECOMMENDED)
JPMorgan Chase Bank
ITS Bond Events
P.O. Box 2320
Dallas, TX 75221

 By Facsimile Transmission Number
(for Eligible Institutions only):
(214) 468-6494
Attention: Frank Ivins

To Confirm Facsimile
(214) 468-6464

        DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID TENDER OF USA INTERACTIVE'S 7% SENIOR NOTES DUE 2013 (THE "OLD 7% NOTES").

        THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

        All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus (as defined below).

        This Letter of Transmittal is to be used by registered holders of Old 7% Notes ("Holders") if: (i) certificates representing Old 7% Notes are to be physically delivered to the Exchange Agent by such Holders; (ii) tender of Old 7% Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus, dated [    •    ], 2003 (as the same may be amended from time to time, the "Prospectus"), under "The Exchange Offer—Book-Entry Transfer" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old 7% Notes or (iii) delivery of Old 7% Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Guaranteed Delivery Procedures," and, in each case, instructions are NOT being transmitted through DTC.

        DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        By execution hereof, the undersigned hereby acknowledges receipt of the Prospectus, dated [    •    ], 2003 (as the same may be amended from time to time, the "Prospectus"), of USA Interactive, a Delaware corporation (the "Issuer"), and this Letter of Transmittal and the instructions hereto, which together constitute the Issuer's offer to exchange (the "Exchange Offer") $1,000 principal amount of its 7% Senior Notes due 2013 (the "Exchange Notes"), and the guarantee thereof by USANi LLC, a Delaware limited liability company ("USANi"), upon the terms and subject to the conditions set forth in the Exchange Offer, for each $1,000 principal amount of the Issuer's outstanding 7% Senior Notes due 2013 (the "Old 7% Notes").

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of Old 7% Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Old 7% Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old 7% Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to such Old 7% Notes with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Old 7% Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old 7% Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Issuer, (ii) present such Old 7% Notes for transfer of ownership on the books of the Issuer or the trustee under the Indenture (the "Trustee") and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old 7% Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

        The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old 7% Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Old 7% Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Old 7% Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Old 7% Notes tendered hereby or transfer ownership of such Old 7% Notes on the account books maintained by the book-entry transfer facility.

        The Exchange Offer is subject to certain conditions as set forth in the Prospectus under "The Exchange Offer—Conditions." The undersigned recognizes that as a result of these conditions (which may be waived by the Issuer, in whole or in part, in the reasonable discretion of the Issuer), as more particularly set forth in the Prospectus, the Issuer may not be required to exchange any of the Old 7% Notes tendered hereby and, in such event, the Old 7% Notes not exchanged will be returned to the undersigned at the address shown above.

        THE EXCHANGE OFFER IS NOT BEING MADE TO ANY BROKER-DEALER WHO PURCHASED OLD 7% NOTES DIRECTLY FROM THE ISSUER FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OR ANY PERSON THAT IS AN "AFFILIATE" OF THE ISSUER WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT. THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE ISSUER RESERVES THE RIGHT NOT TO ACCEPT TENDERED OLD 7% NOTES FROM ANY TENDERING HOLDER IF THE ISSUER DETERMINES, IN ITS REASONABLE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

        The undersigned, if the undersigned is a beneficial owner, represents (or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from each beneficial owner of the Old 7% Notes tendered hereby stating) that, (i) the Exchange Notes to be received by it in connection with the Exchange Offer are being acquired in the ordinary course of its business, (ii) it is not engaged in, does not intend to engage in, and does not have any arrangement or understanding with any person to participate in, a distribution of the Exchange Notes, (iii) if it is participating in the Exchange Offer for the purpose of distributing the Exchange Notes it cannot rely on the interpretations of the staff of the Securities and Exchange Commission discussed in the Prospectus under "The Exchange Offer—Purpose and Effect of the Exchange Offer" and may only sell the Exchange Notes acquired by it pursuant to a registration statement containing the selling security holder information required by Item 507 of Regulation S-K under the Securities Act and (iv) it is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Issuer nor is it a broker-dealer who purchased Old 7% Notes directly from the Issuer for resale pursuant to Rule 144A under the Securities Act. If it is a broker-dealer that acquired the Old 7% Notes being tendered by it in the Exchange Offer as a result of market-making activities or other trading activities, it further represents that it will deliver a prospectus in connection with any resale of Exchange Notes acquired in the Exchange Offer (but by so acknowledging and by delivering a prospectus, it will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

        Each broker-dealer making the representations contained in the above paragraph (a "Participating Broker-Dealer"), by tendering Old 7% Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Issuer of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Exchange and Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Issuer has given notice that the sale of the Exchange Notes may be resumed, as the case may be. Each Participating Broker-Dealer should check the box herein under the caption "For Participating Broker-Dealers Only" in order to receive additional copies of the Prospectus, and any amendments and supplements thereto, for use in connection with resales of the Exchange Notes, as well as any notices from the Issuer to suspend and resume use of the Prospectus. By tendering its Old 7% Notes and executing this Letter of Transmittal, each Participating Broker-Dealer agrees to use its reasonable best efforts to notify the Issuer or the Exchange Agent when it has sold all of its Exchange Notes. If no Participating Broker-Dealers check such box, or if all Participating Broker-Dealers who have checked such box subsequently notify the Issuer or the Exchange Agent that all their Exchange Notes have been sold, the Issuer will not be required to maintain the effectiveness of the Exchange Offer Registration Statement or to update the Prospectus and will not provide any Holders with any notices to suspend or resume use of the Prospectus.

        The undersigned understands that tenders of the Old 7% Notes pursuant to any one of the procedures described under "The Exchange Offer—Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions of the Exchange Offer. All authority herein conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns, executors, administrators and trustees in bankruptcy of the undersigned and shall survive the death or incapacity of the undersigned. Tendered Old 7% Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date in accordance with the terms of the Exchange Offer. See "The Exchange Offer—Withdrawal of Tenders" in the Prospectus.

        The undersigned understands that by tendering Old 7% Notes pursuant to one of the procedures described under "The Exchange Offer—Procedures for Tendering" in the Prospectus and the instructions hereto, the tendering Holder will be deemed to have waived the right to receive any payment in respect of interest on the Old 7% Notes accrued up to the date of issuance of the Exchange Notes.

        The undersigned also understands and acknowledges that the Issuer reserves the right in its sole discretion to (a) purchase or make offers for any Old 7% Notes that remain outstanding subsequent to the Expiration Date, (b) as set forth under "The Exchange Offer—Conditions" of the Prospectus, terminate the Exchange Offer and (c) to the extent permitted by applicable law, purchase Old 7% Notes in the open market, in privately negotiated transactions, through subsequent exchange offers or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

        The undersigned understands that the delivery and surrender of the Old 7% Notes is not effective, and the risk of loss of the Old 7% Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Issuer. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old 7% Notes and all other documents will be determined by the Issuer, in its sole discretion, which determination shall be final and binding.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby requests that any Old 7% Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned and that Exchange Notes be issued in the name(s) of the undersigned (or, in the case of Old 7% Notes delivered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby requests that any Old 7% Notes representing principal amounts not tendered or not accepted for exchange and any Exchange Notes be delivered to the undersigned at the address(es) shown above. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Old 7% Notes from the name of the registered Holder(s) thereof if the Issuer does not accept for exchange any of the principal amount of such Old 7% Notes so tendered.

        In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled "Description of Old 7% Notes," (ii) complete the box entitled "Method of Delivery" by checking one of the three boxes therein and supplying the appropriate information, (iii) if such Holder is a Participating Broker-Dealer and wishes to receive additional copies of the Prospectus for delivery in connection with resales of Exchange Notes, complete the box entitled "For Participating Broker-Dealers Only," (iv) sign this Letter of Transmittal by completing the box entitled "Please Sign Here," (v) if appropriate, check and complete the boxes relating to the "Special Issuance Instructions" and "Special Delivery Instructions" and (vi) complete the Substitute Form W-9. Each Holder should carefully read the detailed Instructions below prior to the completing this Letter of Transmittal. See "The Exchange Offer—Procedures for Tendering" in the Prospectus.

        Holders of Old 7% Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's Automated Tender Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

        If Holders desire to tender Old 7% Notes pursuant to the Exchange Offer and (i) certificates representing such Old 7% Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Old 7% Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old 7% Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Guaranteed Delivery Procedures." See Instruction 2 below.

        A Holder having Old 7% Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to accept the Exchange Offer with respect to the Old 7% Notes so registered.

        THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF OLD 7% NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

        Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal. See Instruction 11 below.

        List below the Old 7% Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately signed schedule and affix the schedule to this Letter of Transmittal:

Name(s) and Address(es) of Registered Holder(s) (Please fill-in, if blank)	Certificate Number(s)	Aggregate Principal Amount	Aggregate Principal Amount Tendered

DESCRIPTION OF OLD 7% NOTES

TOTAL

METHOD OF DELIVERY

☐	CHECK HERE IF CERTIFICATES FOR TENDERED OLD 7% NOTES ARE BEING DELIVERED HEREWITH.
☐	CHECK HERE IF TENDERED OLD 7% NOTES ARE BEING DELIVERED BY BOOK-ENTRY
Name of Tendering Institution:
Account Number:	Transaction Code Number:
☐
CHECK HERE IF TENDERED OLD 7% NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT PURSUANT TO INSTRUCTION 2 BELOW AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):
Window Ticket No. (if any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Eligible Institution that Guaranteed Delivery:
If Delivery by Book-Entry Transfer (yes or no):
Account Number:	Transaction Code Number:

  FOR PARTICIPATING BROKER-DEALERS ONLY

☐	CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF YOU ARE A PARTICIPATING BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE ISSUER TO SUSPEND AND RESUME USE OF THE PROSPECTUS. IF THE UNDERSIGNED IS A BROKER-DEALER THAT WILL RECEIVE EXCHANGE NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR OLD 7% NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, IT ACKNOWLEDGES THAT IT WILL DELIVER A PROSPECTUS IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES; HOWEVER, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, THE UNDERSIGNED WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT. BY TENDERING ITS OLD 7% NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE ISSUER OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES.

(If no Participating Broker-Dealers check this box, or if all Participating Broker-Dealers who have checked this box subsequently notify the Issuer or the Exchange Agent that all their Exchange Notes have been sold, the Issuer will not be required to maintain the effectiveness of the Exchange Offer Registration Statement or to update the Prospectus and will not provide any notices to any Holders to suspend or resume use of the Prospectus.)
Name:
Address:
Telephone No.:
Facsimile No.:

  PLEASE SIGN HERE
  (To be completed by All Holders of Initial Notes Regardless of
  Whether Initial Notes are Being Physically Delivered Herewith)

      This Letter of Transmittal must be signed by the Holder(s) of Old 7% Notes exactly as their name(s) appear(s) on certificate(s) for Old 7% Notes or, if delivered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Old 7% Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Issuer of such person's authority to so act. See Instruction 4 below.

       If the signature appearing below is not of the record holder(s) of the Old 7% Notes, then the record holder(s) must sign a valid bond power.

X
X
(Signature(s) of Registered Holder(s) or Authorized Signatory)
Date:
Name:
Capacity:
Address:
(Include Zip Code)
Area Code and Telephone No.:
PLEASE COMPLETE SUBSTITUTE FROM W-9 HEREIN

  MEDALLION SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)
  (Certain Signatures Must Be Guaranteed by an Eligible Institution)

Name of Eligible Institution Guaranteeing Signatures

Address (including Zip Code) and Telephone Number (including Area Code) of Firm

Authorized Signature

Printed Name

Title
Date:

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 3, 4, 5 and 7)

          To be completed ONLY if Old 7% Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or Exchange Notes are to be issued in the name of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

  Issue:    ☐    Old 7% Notes

                ☐    Exchange Notes

  (check as applicable)

Name(s):	(Please print)
Address:
(Include Zip Code)
(Tax Identification Or Social Security Number) (SEE SUBSTITUTE FORM W-9 HEREIN)
Credit Old 7% Notes not tendered or not exchanged by book-entry transfer to the Book-Entry Transfer Facility account set below:
(Book-Entry Transfer Facility Account Number)
Credit Exchange Notes to the Book-Entry Transfer Facility account set below:
(Book-Entry Transfer Facility Account Number)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 4 and 9)

          To be completed ONLY if Old 7% Notes in a principal amount not tendered or not accepted for exchange or Exchange Notes are to be sent to someone other than the persons whose signature(s) appear(s) within this letter of transmittal or to an address different from that shown in the box entitled "Description of Old 7% Notes" within this Letter of Transmittal.

  Issue:    ☐    Old 7% Notes

                ☐    Exchange Notes

  (check as applicable)

Name(s):	(Please print)
Address:
(Include Zip Code)

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.
DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD 7% NOTES OR BOOK-ENTRY CONFIRMATION; WITHDRAWAL OF TENDERS.

        To tender Old 7% Notes in the Exchange Offer, physical delivery of certificates for Old 7% Notes or confirmation of a book-entry transfer into the Exchange Agent's account with the Book-Entry Transfer Facility of Old 7% Notes tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m. New York City time, on the Expiration Date. Tenders of Old 7% Notes in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR OLD 7% NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING OLD 7% NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD 7% NOTES WILL BE ACCEPTED. Except as otherwise provided below, the delivery will be made when actually received by the Exchange Agent. THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR THE OLD 7% NOTES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE ISSUER, THE TRUSTEE OR DTC.

        Old 7% Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. In order to be valid, notice of withdrawal of tendered Old 7% Notes must comply with the requirements set forth in the Prospectus under "The Exchange Offer—Withdrawal of Tenders."

2.
GUARANTEED DELIVERY PROCEDURES.

        If Holders desire to tender Old 7% Notes pursuant to the Exchange Offer and (i) certificates representing such Old 7% Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Holder's Old 7% Notes and all other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of Old 7% Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Guaranteed Delivery Procedures."

        Pursuant to the guaranteed delivery procedures:

  (i)
  such tender must be made by or through an Eligible Institution;

  (ii)
  prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution at one of the addresses set forth on the cover of this Letter of Transmittal a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided with the Prospectus, setting forth the name(s) and address(es) of the registered Holder(s) and the principal amount of Old 7% Notes being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days from the date of the Notice of Guaranteed Delivery, the Letter of Transmittal (or a manually signed facsimile thereof) properly completed and duly executed, or, in the case of a book-entry transfer, an Agent's Message, in either case together with certificates representing all physically tendered Old 7% Notes in proper form for transfer (or confirmation of book-entry transfer of such Old 7% Notes into the Exchange Agent's account at the Book-Entry Transfer Facility), and any other documents required by this Letter of Transmittal and the instructions thereto, will be deposited by such Eligible Institution with the Exchange Agent; and

  (iii)
  this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, together with certificates for all physically tendered Old 7% Notes in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Old 7% Notes), and any other required documents, must be received by the Exchange Agent within three NYSE trading days after the date of such Notice of Guaranteed Delivery.

3.
PARTIAL TENDERS.

        If less than the entire principal amount of any Old 7% Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Old 7% Notes" herein. The entire principal amount represented by the certificates for all Old 7% Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. The entire principal amount of all Old 7% Notes not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Holder unless otherwise provided in the "Special Issuance Instructions" or "Special Delivery Instructions" boxes of this Letter of Transmittal.

4.
SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

        If this Letter of Transmittal is signed by the Holder(s) of the Old 7% Notes tendered hereby the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility whose name is shown as the owner of the Old 7% Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old 7% Notes. If any of the Old 7% Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Old 7% Notes are registered in client names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held. If this Letter of Transmittal or any certificates for Old 7% Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of its authority so to act must be submitted with this Letter of Transmittal.

        IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (A "MEDALLION SIGNATURE GUARANTOR").

        No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Old 7% Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old 7% Notes) and certificates for Exchange Notes or for any Old 7% Notes for principal amounts not tendered or not accepted for exchange are to be issued directly to such Holder(s) or, if tendered by a participant in the Book-Entry Transfer Facility, any Old 7% Notes for principal amounts not tendered or not accepted for exchange are to be credited to such participant's account at the Book-Entry Transfer Facility and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such Old 7% Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES ALL SIGNATURES ON LETTERS OF TRANSMITTAL ACCOMPANYING OLD 7% NOTES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR. In all such other cases (including if this Letter of Transmittal is not signed by the Holder), the Holder must either properly endorse the certificates for Old 7% Notes tendered or transmit a separate, properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Old 7% Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Old 7% Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. Endorsements on certificates for Old 7% Notes and signatures on bond powers provided in accordance with this Instruction 4 by registered Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

5.
SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS.

        Tendering Holders should indicate in the applicable box or boxes the name and address to which Old 7% Notes for principal amounts not tendered or not accepted for exchange or certificates for Exchange Notes, if applicable, are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated.

6.
TAXPAYER IDENTIFICATION NUMBER.

        Each tendering Holder is required to provide the Exchange Agent with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or Federal employer identification number, on Substitute Form W-9 which is provided under "Important Tax Information" below, or alternatively to establish another basis for exemption from backup withholding. Failure to provide the information on the form may subject such Holder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and 30% Federal backup withholding tax on any payment made to the Holder with respect to the Exchange Offer. The appropriate box in Part I of Substitute Form W-9 should be checked if the tendering or consenting Holder has not been issued a TIN and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part I of Substitute Form W-9 is checked, the Holder should also sign the attached Certification of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold 30% on all such payments of the Exchange Notes until a TIN is provided to the Exchange Agent.

7.
TRANSFER TAXES.

        The Issuer will pay all transfer taxes applicable to the exchange and transfer of Old 7% Notes pursuant to the Exchange Offer, except if (i) deliveries of certificates for Old 7% Notes for principal amounts not tendered or not accepted for exchange are registered or issued in the name of any person other than the Holder of Old 7% Notes tendered thereby, (ii) tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal or (iii) a transfer tax is imposed for any reason other than the exchange of Old 7% Notes pursuant to the Exchange Offer, in which case the amount of any transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of taxes will be billed directly to such tendering Holder.

8.
IRREGULARITIES.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old 7% Notes and all other documents will be determined by the Issuer in their its discretion, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD 7% NOTES WILL NOT BE CONSIDERED VALID. The Issuer reserves the absolute right to reject any and all tenders of Old 7% Notes that are not in proper form or the acceptance of which, in the Issuer's opinion or in the opinion of our counsel, would be unlawful. The Issuer also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old 7% Notes. The Issuer's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old 7% Notes must be cured within such time as the Issuer determines, unless waived by the Issuer. Tenders of Old 7% Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Issuer or cured. A defective tender (which defect is not waived by the Issuer or cured by the Holder) will not constitute a valid tender of Old 7% Notes and will not entitle the Holder to Exchange Notes. None of the Issuer, the Trustee, the Exchange Agent or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Old 7% Notes, or incur any liability to Holders for failure to give any such notice.

9.
WAIVER OF CONDITIONS.

        The Issuer reserves the right, in its reasonable discretion, to amend or waive any of the conditions to the Exchange Offer.

10.
MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR OLD 7% NOTES.

        Any Holder whose certificates for Old 7% Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth on the cover of this Letter of Transmittal for the Exchange Agent.

11.
REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

        Questions relating to the procedure for tendering Old 7% Notes and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or other documents may be directed to the Exchange Agent, whose address and telephone number appear on the cover of this Letter of Transmittal.

12.
WITHDRAWAL OF TENDERS

        Except as otherwise provided herein, tenders of Old 7% Notes may be withdrawn at any time prior to 5:00 pm., New York City time, on the Expiration Date.

        To withdraw a tender of Old 7% Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at the address listed on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. Any notice of withdrawal must:

  •
  specify the name of the person having deposited the Old 7% Notes to be withdrawn;

  •
  identify the Old 7% Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old 7% Notes);

  •
  be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old 7% Notes register the transfer of the Old 7% Notes into the name of the person withdrawing the tender; and

  •
  specify the name in which any Old 7% Notes are to be registered, if different from that of the person having deposited the notes to be withdrawn.

        If the Old 7% Notes have been delivered under the book-entry procedure set forth in the Prospectus, any notice of withdrawal must specify the name and number of the tendering Holder's account at DTC to be credited with the withdrawn Old 7% Notes. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer in its sole discretion, which determination shall be final and binding on all parties. Any Old 7% Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Old 7% Notes so withdrawn are validly retendered. Properly withdrawn Old 7% Notes may be retendered by following one of the procedures described in "The Exchange Offer—Procedures for Tendering" of the Prospectus at any time prior to the Expiration Date.

IMPORTANT TAX INFORMATION

        Under Federal income tax laws, a Holder who tenders Old 7% Notes prior to receipt of the Exchange Notes is required to provide the Exchange Agent with such Holder's correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS and payments, including any Exchange Notes, made to such Holder with respect to Old 7% Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding at a 30% rate.

        Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8 signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the IRS electronically through its internet site at "www.irs.gov." See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.

        If backup withholding applies, the Exchange Agent is required to withhold 30% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

        To prevent backup withholding on payments, including any Exchange Notes, made with respect to Old 7% Notes exchanged pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN); (ii) either (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding and (iii) the Holder is a U.S. person (including a U.S. resident alien).

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

        The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Old 7% Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

PAYOR'S NAME: JPMORGAN CHASE BANK

SUBSTITUTE FORM W-9
Payee Information (Please print or type):
Individual or business name (if joint account list first and circle the name of person or entity whose number you furnish in Part 1 below):

Check appropriate box:
/ / Individual/Sole Proprietor    / / Corporation    / / Partnership    / / Other

Address

City, State and Zip Code

Department of the Treasury Internal Revenue Service

	PART I Taxpayer Identification Number ("TIN"): Enter your TIN in the box at right. For individuals this is your social security number; for other entities it is your employer identification number. Refer to the chart in Item A of the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for further clarification. If you do not have a TIN, but have applied for one or intend to apply for one in the future (see instructions on how to obtain a TIN in Item C of the Guidelines), check the appropriate box indicating that you have applied for a TIN and, in addition to the Part III Certification, sign the attached Certification of Awaiting Taxpayer Identification Number.	Social security number: Employer identification number: APPLIED FOR TIN / /

PART II Payees Exempt From Backup Withholding: Check box. (See Item B of the Guidelines for further clarification. Even if you are exempt from backup withholding, you should still complete and sign the certification below):

Exempt / /

Request For Taxpayer Identification Number and Certification

PART III Certification: You must cross out item 2 below if you have been notified by the Internal Revenue Service (the "IRS") that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Under penalties of perjury, I certify that:
1.  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and
2.  I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.  I am a U.S. person (including a U.S. resident alien).
Signature: ___ Date: ___

        FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX "APPLIED FOR TIN" IN PART I OF SUBSTITUTE FORM W-9

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify, under penalties of perjury, that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN to the payor, the payor is required to withhold 30% of all reportable payments to me until I furnish the payor with a TIN.
Signature: __________ Date: _________

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INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
IMPORTANT TAX INFORMATION
PURPOSE OF SUBSTITUTE FORM W-9
WHAT NUMBER TO GIVE THE EXCHANGE AGENT